SECUREPATHSM NY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated September 14, 2012

to the

Prospectus dated May 1, 2010

The following hereby replaces the corresponding paragraphs in Addition, Deletion or Substitution of Investments:

New subaccounts may be established when, in the sole discretion of the Company, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by the Company. Each additional subaccount will purchase shares in a mutual fund portfolio, or other investment vehicle. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, the Company will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, the Company may, at its discretion, close a subaccount to new investment. Any subsequent premium payments or dollar cost averaging transactions into a closed subaccount will be re-allocated to the remaining available investment choices according to the investment allocation instructions you previously provided. Transfers and asset rebalancing transactions into a closed subaccount will not be processed and will cause the entire transfer or asset rebalancing transaction to fail. New instructions will be required in these instances.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

SecurePathSM NY dated May 1, 2010